EXHIBIT 99.4

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND
RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK

OF

SPECTRX, INC.

SpectRx, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

That, pursuant to authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the Corporation, as amended, and pursuant to the provisions of Section 151 of Title 8 of the Delaware General Corporation Law, said Board of Directors by unanimous written consent executed on March 24, 2004 adopted resolutions providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of the Series A Convertible Preferred Stock of the Corporation, which resolutions are set forth below (with the attachment to such resolution being attached hereto as Schedule 1):

WHEREAS, Section 151(g) of the Delaware General Corporation Law and the Restated Certificate of Incorporation, as amended, of SpectRx, Inc., a Delaware corporation (the "Corporation"), authorizes the Board of Directors to divide the shares of the Corporation's preferred stock, $.001 par value, into one or more series and to issue shares of any such series, and to fix and to determine the relative rights and preferences of the shares of such series; and

WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to enter into a Securities Purchase Agreement by and among the Corporation and purchasers identified therein (the "Purchase Agreement"), pursuant to which the Corporation will issue and sell up to 510,000 shares of its Series A Convertible Preferred Stock for Fifteen Dollars and No Cents ($15.00) per share;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation hereby establishes a series of $.001 par value preferred stock of the Corporation to be designated as the "Series A Convertible Preferred Stock";

FURTHER RESOLVED, that the number of shares of Series A Convertible Preferred Stock, the voting rights, dividend rights, liquidation rights and conversion rights of the holders of the shares of the Series A Convertible Preferred Stock, the provisions for redemption of the shares of Series A Convertible Preferred Stock, and all other preferences and relative rights in respect of shares of Series A Convertible Preferred Stock, shall be as set forth on Schedule 1 attached to these resolutions.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Mark Samuels, its Chairman and Chief Executive Officer, and attested by Thos Muller, its Secretary, this ___ day of March, 2004.

SPECTRX, INC.

By:
Mark Samuels, Chairman and Chief

Executive Officer

ATTEST:

By:
Thomas H. Muller, Jr., Secretary

(Corporate Seal)

Schedule 1

DESIGNATIONS, PREFERENCES AND RIGHTS OF
SERIES A CONVERTIBLE PREFERRED STOCK OF
SPECTRX, INC.

Pursuant to authority granted in the Restated Certificate of Incorporation, as amended, of SpectRx, Inc., a Delaware corporation (the "Corporation"), the Board of Directors of the Corporation has been authorized to issue in series shares of preferred stock and to designate by resolution the relative preferences and rights of each series established. By resolution of the Corporation's Board of Directors, the Corporation has established and fixed the relative preferences and rights of 510,000 shares of preferred stock designated as the "Series A Convertible Preferred Stock," each of $0.001 par value.

For the purposes of this statement,

"Additional Appraiser" has the meaning set forth in Section (b).

"Automatic Conversion Date" means the date on which the Common Stock is listed on either a national or regional securities exchange within the United States, or is listed on the Nasdaq National Market or Small Cap Market System (or similar system then in use), and achieves a Current Market Price of the greater of (i) Four Dollars and Fifty Cents ($4.50) (such per share price to be proportionately adjusted for any stock split, stock dividend, or the like occurring after the Original Issue Date) or (ii) three (3) times the Conversion Price for a period of twenty (20) consecutive trading days; provided that (i) on such date the shares of Common Stock issuable upon the conversion of the Preferred Stock have been registered for resale under the Securities Act of 1933, as amended, pursuant to a registration statement filed with the SEC (if the Registration Rights Agreement has not at such time expired or been terminated in accordance with its terms), (ii) the Corporation has not in the ninety (90) days preceding such date issued a Redemption Notice (as such term is defined in the Warrants); (iii) such date is not within ninety (90) days succeeding a prior Automatic Conversion Date; and (iv) (A) if any A Warrants are then outstanding, such date is not within the one hundred eighty (180) days preceding the Expiration Date (as such term is defined in the A Warrants), and (B) if any B Warrants are then outstanding, such date is not within the one hundred eighty (180) days preceding the Expiration Date (as such term is defined in the B Warrants).

"Board of Directors" shall mean the board of directors of the Corporation.

"Common Stock" shall mean the common stock, $0.001 par value, of the Corporation.

"Corporation" shall mean SpectRx, Inc., a Delaware corporation.

"Current Market Price" shall mean, per share of Common Stock on any date specified herein, (a) the last sale price on such date of such Common Stock or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of such Common Stock on such date, or (c) if such Common Stock is not then designated as a national market system security by the National Association of Securities Dealers, Inc. but is trading on either the over-the-counter market on the OTC Bulletin Board or the "Pink Sheets," the last sale price as reported by the National Quotation Bureau, or (d) if neither (a), (b) nor (c) is applicable, a price per share thereof equal to the fair value thereof determined in good faith by a resolution of the Board of Directors of the Corporation as of a date which is within 15 days of the date as of which the determination is to be made.

"Existing Preferred" shall mean the Redeemable Convertible Preferred Stock of the Corporation.

"Initial Appraiser" has the meaning set forth in Section (b).

"Holder" means a holder of record of shares of Preferred Stock.

"Issue Date" as to any share of Preferred Stock shall mean the date of issuance of such share.

"Invested Amount" per share of Preferred Stock shall mean $15.00 (as adjusted for changes in the Preferred Stock by stock split, stock dividend, or the like occurring after the Original Issue Date).

"Junior Stock" means shares of any class of capital stock of the Corporation ranking subordinate to the Preferred Stock as to both dividends and distribution of assets upon liquidation.

"Liquidation Amount" has the meaning set forth in Section (b).

"Original Issue Date" shall mean the date on which shares of Preferred Stock are first issued.

"Pari Passu Stock" means shares of any class of capital stock of the Corporation ranking equal to the Preferred Stock as to dividends and the distribution of assets upon liquidation.

"Person" shall mean any individual, association, partnership, corporation, limited liability company, limited partnership, limited liability partnership, joint stock company, trust or unincorporated organization.

"Preferred Stock" shall mean the 510,000 shares of Series A Convertible Preferred Stock, $0.001 par value, hereby designated.

"Registration Rights Agreement" means the Registration Rights Agreement entered into by and among the Corporation and the initial Holders of the Preferred Stock on the Original Issue Date.

"Sale or Merger" has the meaning set forth in Section (b).

"SEC" means the United States federal Securities and Exchange Commission.

"Warrants" shall mean the warrants to purchase shares of Common Stock issued by the Corporation on the Original Issue Date to the initial Holders of the Preferred Stock. The "A Warrants" shall mean the Warrants whose Scheduled Expiration Time (as such term is defined therein) is the second (2nd) anniversary of the Original Issue Date, and the "B Warrants" shall mean the Warrants whose Scheduled Expiration Time (as such term is defined therein) is the fifth (5th) anniversary of the Original Issue Date.

The rights, preferences, privileges and restrictions granted to and imposed upon the Preferred Stock are as follows:

(a) Dividend Rights. The Holders of the Preferred Stock shall be entitled to receive quarterly at the end of each calendar quarter, commencing on and after the second (2nd) anniversary of the Original Issue Date, out of funds legally available therefor, dividends per share at the per annum rate of five percent (5%) on the Invested Amount, prior and in preference to any declaration or payment of any dividend on any Junior Stock. Such dividends shall be cumulative, compounded annually, and accrue from the Original Issue Date, whether or not declared by the Board of Directors. At the election of the Corporation, dividends on the Preferred Stock may be paid by the issuance and delivery of whole shares of Common Stock having a then (at the time of such issuance) aggregate Current Market Price equal to the amount of dividends so paid. The shares of the Existing Preferred and shares of Pari Passu Stock shall rank equally with the Preferred Stock as to payment of dividends. In the event that any dividend becomes due and payable to the Holders of the Preferred Stock and there is also due and payable a dividend to the holders of the Existing Preferred or other Pari Passu Stock, and the Corporation has insufficient funds to make payment in full to all Holders of the Preferred Stock and to the holders of the Existing Preferred or other Pari Passu Stock of such respective dividends, then such funds as are available shall be distributed among the Holders of the Preferred Stock and the holders of the Existing Preferred or other Pari Passu Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise respectively be entitled.

(b) Liquidation or Sale or Merger.

In the event of:

(A) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), or

(B) a "Sale or Merger" (defined below), unless, in the case of a Sale or Merger, the Holders of the Preferred Stock have elected by a vote of at least fifty-one percent (51%) of the total number of shares of such series outstanding, voting separately as a class, to exclude such Sale or Merger from the application of this Section (b) (in which case this Section (b) shall not apply to such transaction), the Holders of the outstanding shares of the Preferred Stock shall, at their election, be entitled to receive in exchange for and in redemption of each share of their Preferred Stock, prior and in preference to the holders of Junior Stock, (x) in the case of a Liquidation, from any funds legally available for distribution to shareholders, and (y) in the case of a Sale or Merger to which this Section (b) applies, from the net proceeds therefrom (defined for these purposes to mean the proceeds, whether cash, securities, or property, available for distribution to shareholders or payable to the shareholders by reason of the Sale or Merger), an amount (the "Liquidation Amount") equal to the greater of (i) Invested Amount per share, plus the aggregate amount of all declared or accrued, but unpaid, dividends per share, or (ii) the amounts to which such holders would have been entitled if the share were converted to shares of Common Stock immediately before the Liquidation, or Sale or Merger as the case may be. If upon any Liquidation, the assets of the Corporation shall be insufficient to make payment in full to all Holders of the Preferred Stock of the liquidation preference set forth in this Section (b) and to make payment in full to all holders of the Existing Preferred of the liquidation preference set forth in Section (b) of the Designations, Preferences and Rights of the Existing Preferred, then the assets of the Corporation shall be distributed among the Holders of the Preferred Stock and the holders of the Existing Preferred then outstanding, ratably in proportion to the full amounts to which they would otherwise respectively be entitled.

For purposes of these Designations, a "Sale or Merger" shall mean any of the following:

(x) the merger, reorganization, or consolidation of the Corporation into or with another corporation in which the shareholders of the Corporation immediately preceding such merger, reorganization, or consolidation (solely by virtue of their shares or other securities of the Corporation) shall own less than fifty percent (50%) of the voting securities of the surviving corporation; or

(y) the sale, transfer, or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender), whether in a single transaction or pursuant to a series of related transactions, of all or substantially all the assets of the Corporation, whether pursuant to a single transaction or a series of related transactions or plan (which assets shall include for these purposes fifty percent (50%) or more of the outstanding voting interests of such of the Corporation's subsidiaries the assets of which constitute all or substantially all the assets of the Corporation and its subsidiaries taken as a whole) to any entity fifty percent (50%) or more of the voting securities of which are not beneficially owned (as determined in accordance with the rules and regulations promulgated under the federal Securities Exchange Act of 1934) by all or substantially all of the individuals and entities that were the beneficial owners of the Corporation's voting securities prior to such transaction or transactions.

Any securities to be delivered to the Holders of the Preferred Stock pursuant to this Section (b) as a consequence of a Sale or Merger shall be valued as follows:

(i) if traded on a securities exchange or through NASDAQ Stock Market, by averaging the closing prices of the securities on such exchange over the thirty (30)-day period ending three (3) days prior to the closing;

(ii) if actively traded over-the-counter, by averaging the closing bid or sale prices (whichever are applicable) over the thirty (30)-day period ending three (3) days prior to the closing; and

(iii) if there is no active public market, at the fair market value thereof, as determined by the Board of Directors in good faith following the Board of Directors' approval of a Sale or Merger, and each Holder shall be notified in writing of such value at least thirty (30) days prior to the scheduled closing of the Sale or Merger. If, however, any Holders shall give the Board of Directors written notice at least twenty (20) days prior to the scheduled closing that he, it, or they disagree with the value placed upon the securities, then the Holders and the Board of Directors shall attempt to agree upon a fair market value. Should the Holders and the Board of Directors be unable to agree during the ten (10)-day period immediately following the giving of the written notice of such disagreement as to the fair market value without the employment of appraisers, then they shall each select an appraiser experienced in the business of evaluating or appraising the market value of stock. The appraisers so selected (the "Initial Appraisers") shall, on or prior to the scheduled closing, appraise such securities to be received as of the date of the closing. If the difference between the resulting appraisals is no greater than ten percent (10%) of the higher appraisal, then the average of the appraisals shall be deemed the fair market value; otherwise, the Initial Appraisers shall select an additional appraiser (the "Additional Appraiser"), who shall be experienced in a manner similar to the Initial Appraisers. If they fail to select such Additional Appraiser as provided above, then either the Holders or the Board of Directors may apply, after immediate written notice to the other, to the Atlanta, Georgia, office of the American Arbitration Association for the appointment of such Additional Appraiser. The Additional Appraiser shall then choose from the values determined by the Initial Appraisers the value that the Additional Appraiser considers closest to the fair market value of the securities, and such value shall be the fair market value. The Additional Appraiser shall forthwith give written notice of his determination to the Board of Directors and the Holders. Each party shall pay the expenses and fees of the appraiser selected by him or it, and, if an Additional Appraiser is employed, the party who selected the Initial Appraiser whose value determination was rejected by the Additional Appraiser shall pay all the expenses and fees of the Additional Appraiser. The fair market value determined pursuant to this provision shall apply to all Holders, including any Holders not providing notice of a challenge pursuant to this provision.

(c) Conversion. The Holders shall have conversion rights in respect of these shares of Preferred Stock as follows (the "Conversion Rights"):

1. Conversion Rate. The shares of Preferred Stock shall be convertible, at the times and under the conditions described in this Section (c) hereafter, at the rate (the "Conversion Rate") of one share of Preferred Stock into the number of shares of Common Stock that equals the quotient obtained by dividing the sum of (i) the Invested Amount plus (ii) all declared or accrued but unpaid dividends on such share of Preferred Stock, by the Conversion Price (defined hereinafter). Such conversion shall be deemed to have been made on the Conversion Effective Date (defined hereinafter), and such conversion shall be effected in accordance with the procedures described in Subsection (c)(5) below. The "Conversion Price" shall initially be equal to One Dollar and Fifty Cents ($1.50). "Conversion Effective Date" shall mean, in the case of conversion pursuant to Subsection (c)(2) below, the date the Corporation receives the Conversion Notice delivered pursuant to Subsection (c)(5) below and, in the case of conversion pursuant to Subsection (c)(3) below, the Automatic Conversion Date.

2. Conversion Right. Each share of Preferred Stock shall be convertible at any time, at the option of the Holder thereof, at the office of the Corporation or any transfer agent for the Preferred Stock, into Common Stock at the then effective Conversion Rate.

3. Automatic Conversion. On any Automatic Conversion Date, each share of Preferred Stock then outstanding (subject to the proviso below) shall automatically be converted into Common Stock at the then effective Conversion Rate; provided, however, the number of shares of Preferred Stock to be converted on any Automatic Conversion Date shall not exceed, as measured by the aggregate number of shares of Common Stock issued or to be issued upon conversion thereof, the cumulative trading volume for the ninety (90) preceding consecutive trading days for the Common Stock on its principal trading market in the United States. Such conversion shall be automatic, without need for any further action by the Holders and regardless of whether the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion or to pay the dividends payable upon such conversion unless certificates evidencing such shares of the Preferred Stock are surrendered to the Corporation in accordance with the procedures described in Subsection (c)(5) below. Upon the conversion of the Preferred Stock pursuant to this Subsection (c)(3), the Corporation shall promptly send notice thereof to each Holder, which notice shall state that certificates evidencing shares of Preferred Stock must be surrendered at the office of the Corporation (or of its transfer agent for the Common Stock, if applicable) in the manner described in Subsection (c)(5) below.

4. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock, and any shares of Preferred Stock surrendered for conversion that would otherwise result in a fractional share of Common Stock shall be redeemed at the then effective Conversion Price per share, payable as promptly as possible when funds are legally available therefor.

5. Mechanics of Conversion. Before any Holder shall be entitled to receive certificates representing the shares of Common Stock into which shares of Preferred Stock are converted in accordance with Subsections (c)(2) or (c)(3) above, such Holder shall surrender the certificate or certificates for such shares of Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock (or if such certificate or certificates have been lost or destroyed, provide an affidavit in conformance with the provisions of Section (g)), and shall give written notice to the Corporation at such office of the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued, if different from the name shown on the books and records of the Corporation. Said conversion notice ("Conversion Notice") shall also contain such representations of the Holder and, if applicable, another Person in whose name the certificate or certificates for the shares of Common Stock are to be issued accompanied by an opinion of counsel, as may reasonably be required by the Corporation to the effect that the shares to be received upon conversion are not being acquired and will not be transferred in any way that might violate the then applicable securities laws. The Corporation shall, as soon as practicable thereafter and in no event later than thirty (30) days after the delivery of said certificates, issue and deliver at such office to such Holder of Preferred Stock, or to the nominee or nominees of such Holder as provided in such notice, a certificate or certificates for the number of shares of Common Stock to which such Holder shall be entitled as aforesaid and, if the Conversion Notice does not cover all of the outstanding shares of Preferred Stock owned by such Holder, a new certificate representing the remainder of the shares of Preferred Stock of such Holder not yet converted. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion pursuant to Subsections (c)(2) or (c)(3) shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the Conversion Effective Date. All certificates issued upon the exercise or occurrence of the conversion shall contain a legend governing restrictions upon such shares imposed by law or agreement of the Holder or such Holder's predecessors or successors.

6. Anti-Dilution Provisions. The Conversion Price shall be subject to adjustment in accordance with this Subsection (c)(6).

(A) Except as provided in Subparagraph (D) below, if the Corporation shall issue or sell, or shall in accordance with subparagraphs (i) to (viii), inclusive, of this Subparagraph (A) be deemed to have issued or sold any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Conversion Price shall, subject to subparagraphs (i) to (viii), inclusive, of this Subparagraph (A), be adjusted so as to equal such per share consideration.

For purposes of determining the adjusted Conversion Price under this Subparagraph (A), the following subsections (i) to (viii), inclusive, shall be applicable:

(i) In case the Corporation at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Common Stock issuable upon the exercise of such Options or in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities shall (as of the date of granting of such options) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Conversion Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subparagraph (iii) below.

(ii) In case the Corporation at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subparagraph (iii) immediately below.

(iii) If the purchase price provided for in any Options referred to in subparagraph (i), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (i) or (ii), or the rate at which any Convertible Securities referred to in subparagraphs (i) or (ii) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in this Subparagraph (A) or Subparagraph (B) below), the Conversion Price in effect at the time of such change shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subparagraph (i) or the rate at which any Convertible Securities referred to in subparagraphs (i) or (ii) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is hereby reduced.

(iv) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

(v) In case any Options shall be issued in connection with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

(vi) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Corporation is the surviving Corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving Corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be.

(vii) In case the Corporation shall declare a dividend or make any other distribution upon the stock of the Corporation payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(viii) For purposes of this Subparagraph (A), in case the Corporation shall set a record date for the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

(B) In the event the Corporation shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a stock dividend on the Common Stock, the number of shares of Common Stock issuable upon conversion of the Preferred Stock shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments to the Conversion Price in effect immediately prior to such subdivision or dividend). In the event the Corporation shall at any time combine its outstanding Common Stock, the number of shares issuable upon conversion of the Preferred Stock immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments to the Conversion Price in effect immediately prior to such combination).

(C) If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with or into another Person (other than a consolidation or merger that is a Sale or Merger to which Section (b) applies) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then the consideration payable to the Holders of the Preferred Stock in such reorganization, reclassification, consolidation or merger shall be the amount of such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation or merger) with respect to or in exchange for such number of outstanding shares of Common Stock as would be received upon conversion of the Preferred Stock (and payment of any declared or accrued but unpaid dividends then due in Common Stock in accordance with the proviso in the penultimate sentence of Subsection (c)(1)) at the Conversion Price in effect on the effective date of such reorganization, reclassification, consolidation, merger or sale.

(D) The provisions of this Subsection (c)(6) shall not apply to shares of Common Stock issued, or deemed to be outstanding under Subparagraph (A), subparagraphs (i) to (viii), inclusive, as a result of any of the following: (i) issuance of Common Stock, Options or Convertible Securities pursuant to any stock option, stock purchase or similar plan, arrangement or contract for the benefit of members of the Board of Directors, members of the board of directors of any of the Corporation's subsidiaries, or employees of, or consultants or advisors to, the Corporation or any of its subsidiaries, in any such case, in effect on the Original Issue Date or thereafter adopted, approved or ratified by the Board of Directors, (ii) issuance of Common Stock, Options or Convertible Securities issued pursuant to other options, warrants and conversion rights in existence on the Original Issue Date, (iii) issuance of Common Stock pursuant to the conversion of the Preferred Stock or the Existing Preferred, or issued as dividends in respect of the Preferred Stock; (iv) issuance of Common Stock, Options or Convertible Securities pursuant to any strategic alliance or joint venture, or in connection with the acquisition by the Corporation of any product, technology or know-how, or license therefor or other right in respect thereof, or the acquisition of another Person by merger, consolidation, stock purchase, purchase of assets of such other Person, or other form of acquisition; (v) issuance of Common Stock upon exercise of the Warrants; or (vi) any issuance of Common Stock, Options or Convertible Securities as to which the Holders of a majority of the shares of Preferred Stock have determined that the provisions of this Subsection (c)(6) shall not apply.

(E) In the event that:

(1) the Corporation shall declare any cash dividend upon the Common Stock, or

(2) the Corporation shall declare any dividend upon the Common Stock payable in stock or make any special dividend or other distribution to the holders of the Common Stock, or

(3) the Corporation shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights, or

(4) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Corporation with or into, or sale of all or substantially all of its assets to, another Person, or

(5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to each Holder:

(a) at least twenty (20) days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

(b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place.

Such notice in accordance with the foregoing paragraph (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing paragraph (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

7. No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section (c) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holders against impairment.

8. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall be insufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(d) Voting Rights. Each Holder of a share of the Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock would be convertible under the circumstances described in Section (c) hereof on the record date for the vote or consent of stockholders, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock; provided, however, that, so long as at least one hundred thousand (100,000) shares of Preferred Stock (such number subject to adjustment for any stock split, stock dividend or the like occurring after the Original Issue Date in respect of the Preferred Stock) are outstanding, with respect to the election of directors, in addition to and not in limitation of the foregoing, if requested of the Company in a writing delivered to the Company at its principal executive offices and signed by the Holders of a majority of the issued and outstanding shares of the Preferred Stock (or their duly designated proxies), the Holders of the Preferred Stock shall vote together as a single class to elect two (2) members of the Board of Directors. Each Holder of Preferred Stock shall be entitled to receive the same prior notice of any stockholders' meeting as provided to the holders of the Common Stock in accordance with the Bylaws of the Corporation, as well as prior notice of all stockholder actions to be taken by legally available means in lieu of a meeting, and shall vote with holders of the Common Stock upon any matter submitted to a vote of stockholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders of the Preferred Stock. In addition, Holders shall have the right to vote on those matters which, under the Delaware General Corporation Law, voting by classes of stock is required and, so long as at least one hundred thousand (100,000) shares of Preferred Stock (such number subject to adjustment for any stock split, stock dividend or the like occurring after the Original Issue Date in respect of the Preferred Stock) are outstanding, the Corporation shall not, without the consent (given by vote in person or by proxy at a meeting called for the purpose, or by written consent) of the Holders of a majority of the shares of Preferred Stock then outstanding:

(i) create or authorize any shares of any class or series of capital stock of the Corporation having a preference or priority as to either dividends or distribution of assets upon liquidation equal or superior to any such preference or priority of the shares of Preferred Stock, reclassify any existing securities into shares of such equal or superior stock or amend the terms of any existing securities in a manner inconsistent with the foregoing restriction;

(ii) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws, if such action would adversely alter or change the preferences, rights, privileges, or powers of, or restrictions provided for the benefit of, the Preferred Stock;

(iii) declare, pay or set aside any dividends on any Junior Stock, or redeem or repurchase any Junior Stock;

(iv) increase or decrease (other than in connection with a redemption or conversion) the authorized number of shares of Preferred Stock; or

(v) alter or change the rights, preferences or privileges of the Preferred Stock in a manner different from each other class of Pari Passu Stock.

(e) Preemptive Rights. Upon the terms and conditions set forth in this Section (e), the Holders of the Preferred Stock shall have the right of first refusal to purchase their pro rata share of any New Securities that the Company may, from time to time, propose to sell and issue.

(i) For purposes hereof, "New Securities" shall mean shares of Common Stock or any class or series of preferred stock of the Company, whether or not now authorized, and rights, options or warrants to purchase shares of Common Stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into shares of Common Stock or preferred stock; provided that "New Securities" does not include (A) any shares of Common Stock issuable upon the conversion of the Preferred Stock, or payable as dividends in respect of shares of the Preferred Stock, or issuable upon exercise of the Warrants; (B) securities offered to the public pursuant to a registration statement under the Securities Act; (C) securities offered pursuant to any stock option, stock purchase or similar plan, arrangement or contract for the benefit of members of the board of directors of the Company, members of the board of directors of any of the Company's subsidiaries, or employees of, or consultants or advisors to, the Company or any of its subsidiaries, in any such case, in effect on the date of the Closing or thereafter adopted, approved or ratified by the board of directors of the Company; (D) issuance of securities pursuant to options, warrants and conversion rights in existence on the Closing Date, including without limitation conversion of the Existing Preferred; (E) issuance of securities pursuant to any strategic alliance or joint venture, or in connection with the acquisition by the Company of any product, technology or know-how, or license therefor or other right in respect thereof, or the acquisition by the Company of another Person by merger, consolidation, stock purchase, purchase of assets of such other Person, or other form of acquisition; (F) shares of Common Stock or preferred stock issued in connection with any stock split, stock dividend or recapitalization by the Company; or (G) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to clauses (A) through (F).

(ii) In the event, and each time, that the Company proposes to undertake an issuance of New Securities, it shall give each Holder of the Preferred Stock written notice of its intention, describing the type of New Securities, the price, the closing date of the offering thereof, and the general terms upon which the Company proposes to issue same (the "Offer Notice"). Each Holder of the Preferred Stock shall be entitled to purchase some or all of such Holder's pro rata portion of such New Securities for the price and upon the general terms specified in the Office Notice, by giving, within twenty (20) days after receiving such notice from the Company, written notice to the Company of such election stating therein the quantity of New Securities such Holder desires to purchase. For purposes of this Section (e), each Holder's pro rata portion of New Securities shall be equal to a fraction, the numerator of which is the sum of:

(A) the number of shares of Common Stock into which shares of the Preferred Stock held by such Holder immediately prior to such issuance have been converted since the date of the Closing, and

(B) the number of shares of Common Stock into which such Holder's shares of the Preferred Stock could be converted if fully converted immediately prior to such issuance (such sum hereinafter referred to, with respect to any Holder, as "Holder Shares"), and the denominator of which is the sum of

(y) the number of shares of Common Stock actually outstanding immediately prior to such issuance, and

(z) the number of shares of Common Stock into which the then-outstanding shares of the Preferred Stock could be converted if fully converted immediately prior to such issuance.

(iii) The Company shall promptly, in writing, inform each Holder of the Preferred Stock who elected to purchase such Holder's pro rata portion of such New Securities in full (a "Fully Exercising Holder") of any other Preferred Stock Holder's failure to do likewise. During the seven (7)-day period after receipt of such information, each Fully Exercising Holder shall have the right to participate in the purchase of such remaining, unpurchased portion by giving written notice to the Company, with each such Holder having the right to purchase in the proportion that the number of its Holder Shares (prior to receipt of the Offer Notice) bears to the number of Holder Shares owned by all Fully Exercising Holders. After expiration of such seven (7)-day period, the Company shall promptly, in writing, inform each Fully Exercising Holder that purchased the full amount of the remaining, unpurchased portion of New Securities that it is entitled to purchase in accordance with the immediately preceding sentence of any other Fully Exercising Holder's failure to do likewise and, during the three (3)-day period after receipt of such information, each such Fully Exercising Holder shall have the right to participate in the purchase of such remaining, unpurchased portion by giving written notice to the Company, with each such Fully Exercising Holder having the right to purchase in the proportion that the number of its Holder Shares (prior to receipt of the Offer Notice) bears to the number of Holder Shares owned by all such Fully Exercising Holders that purchased the full amount of the remaining, unpurchased portion of New Securities that they were entitled to purchase in accordance with the immediately preceding sentence. All such purchases shall be made within the same period specified for closing above.

(iv) If all New Securities proposed to be issued by the Company that Holders of the Preferred Stock are entitled to purchase in accordance with Sections (e)(ii) and (iii) hereof are not elected to be obtained as provided in Sections (e)(ii) and (iii) hereof, the Company may, during the sixty (60)-day period following the expiration of the ten (10)-day period provided in the immediately preceding paragraph, offer the remaining unsubscribed portion of New Securities to any person or persons at a price not less than, and upon material terms on the whole no more favorable to, the offeree(s) than those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first re-offered to the Holders of Preferred Stock in accordance with this Section (e).

(v) The rights granted in this Section (e) shall terminate as to any Holder of Preferred Stock upon the conversion of all of the shares of Preferred Stock held by such Holder into shares of Common Stock.

(f) Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Preferred Stock. Upon the surrender of any certificate representing Preferred Stock at such place, the Corporation shall, at the request of the record Holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate. The issuance of new certificates shall be made without charge to the Holders of the surrendered certificates.

(g) Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution, other institutional investor or executive officer of the Corporation, such Holder's own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

(h) Notices. Any notice required by the provisions hereof to be given to the Corporation or Holders shall be deemed given if deposited in the United States Postal Service, postage prepaid, and addressed to the Corporation at its then principal executive office, or to each Holder at the address of such Holder appearing on the books of the Corporation.

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